Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “First Amendment”) is dated as of March 27, 2009, and is made by and among PVR FINCO LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”), BANK OF AMERICA, NA, BNP PARIBAS AND WACHOVIA BANK, NATIONAL ASSOCIATION, each in its capacity as a documentation agent, BRANCH BANKING AND TRUST COMPANY, SOCIÉTÉ GÉNÉRALE AND UNION BANK, N.A., each in its capacity as a senior managing agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”). PNC Capital Markets LLC and RBC Capital Markets are Joint Lead Arrangers, and PBC Capital Markets is Syndication Agent under the Credit Agreement (defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 5, 2008, (as amended, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to make changes to the pricing grid set forth on Schedule 1.1(A) to the Credit Agreement, and revise certain definitions, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) New Definition. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“First Amendment Effective Date means March 27, 2009.”

(b) Existing Definition.

(i) The definition of Consolidated EBITDA contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Consolidated EBITDA shall mean, for any period of determination, Consolidated Net Income for such period, (x) excluding therefrom (A) any non-cash items of gain or loss (including without limitation (i) those items created by mandated changes in accounting treatment or (ii) any impairment charge or asset write-off related to intangible assets (including good-will), long-lived assets, and investments in debt and equity securities pursuant to GAAP, but excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) and (B) any gain or loss of any other Person accounted for on the equity method, except to the extent of cash distributions received during the relevant period plus (y) the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) Consolidated Interest Expense, (ii) income taxes, (iii) depletion and depreciation expense and (iv) amortization expense; provided, however, that for the purposes of this definition, (1) with respect to (a) a business acquired by the Loan Parties pursuant to a Permitted Acquisition or Unrestricted Subsidiaries redesignated as Restricted Subsidiaries pursuant to Section 7.2.21, Consolidated EBITDA shall be calculated on a pro forma basis (in a manner reasonably acceptable to the Agent) as if such Permitted Acquisition or redesignation had been consummated at the beginning of such period, (2) with respect to a business or assets disposed of by the Loan Parties pursuant to Section 7.2.7 hereof or Loan Parties redesignated as Unrestricted Subsidiaries pursuant to Section 7.2.21, Consolidated EBITDA shall be calculated as if such disposition or redesignation had been consummated at the beginning of such period and (3) to the extent that the computation of Consolidated EBITDA includes a gain or loss with respect to a Hedging Transaction, Consolidated EBITDA shall be (a) increased by any non-cash items of loss arising from Hedging Transactions net of any actual cash payments related to the items(s) giving rise to the loss and (b) decreased by any non-cash items of gain arising from Hedging Transactions net of any actual cash payments related to the items(s) giving rise to the gain and (4) at Borrower’s election and in the event that a Loan Party or any of its Restricted Subsidiaries undertakes a Material Project, the Loan Parties may add a Material Project Consolidated EBITDA Adjustment to Consolidated EBITDA.”

(c) Schedules. In order to reflect the changes in the pricing grid set forth on Schedule 1.1(A) to the Credit Agreement, Schedule 1.1(A) [Pricing Grid] shall be amended and restated to read as set forth on the Schedule 1.1(A) attached to this Amendment.

3. Conditions to Effectiveness. The amendments contained in Section 2 of this First Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of First Amendment. The Borrower, the Guarantors, the Required Lenders and the Agent shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.

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(b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated as of the First Amendment Effective Date and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this First Amendment and the other Loan Documents together with resolutions of the general partner of the Parent of the Borrower on behalf of each of Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this First Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the First Amendment Effective Date, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c) Opinion of Counsel. The Borrower shall cause to be delivered to the Agent an opinion of counsel of the Borrower with respect to this First Amendment in such form as shall be acceptable to the Agent.

(d) Financial Projections. The Borrower shall have delivered to the Agent satisfactory projected consolidated financial statements of the Loan Parties including pro forma balance sheets, pro forma income statements and pro forma cash flow statements for the three fiscal years following the First Amendment Effective Date.

(e) Material Adverse Change. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this First Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.

(f) Litigation. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this First Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

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(g) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the First Amendment Effective Date and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (1) the representations and warranties of the Borrower contained in Article 5 of the Credit Agreement shall be true and accurate on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (2) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this First Amendment; and (3) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(h) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this First Amendment shall be true and correct on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other Material Contract, as of the First Amendment Effective Date.

(i) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this First Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(j) Fees. The Borrower shall have paid to the Agent any fees and expenses due and payable to the Agent and the Lenders and the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent’s counsel in connection with this Amendment.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this First Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the First Amendment Effective Date and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

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(c) Counterparts. This First Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This First Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this First Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this First Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

BORROWER

PVR FINCO LLC

By:	/S/ NANCY M. SNYDER	(SEAL)
Name:	Nancy M. Snyder
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

PENN VIRGINIA OPERATING CO., LLC
CONNECT GAS GATHERING, LLC
CONNECT ENERGY SERVICES, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR NORTH TEXAS GAS GATHERING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR HAMLIN, LLC
PVR HYDROCARBONS LLC
PVR MIDSTREAM LLC
PVR GAS RESOURCES, LLC
PVR NATURAL GAS GATHERING LLC
PVR LAVERNE GAS PROCESSING, LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC

By:	/S/ NANCY M. SNYDER		(SEAL)
Name:	Nancy M. Snyder
Title:	Vice President

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

	By:	/S/ NANCY M. SNYDER	(SEAL)
	Name:	Nancy M. Snyder
	Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/S/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

BANK OF AMERICA, N.A.

By:	/S/ ADAM H. FEY
Name:	Adam H. Fey
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF OKLAHOMA, N.A.

By:	/S/ JASON B. WEBB
Name:	Jason B. Webb
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BMO CAPITAL MARKETS FINANCING, INC.

By:	/S/ GUMARO TIJERINA
Name:	Gumaro Tijerina
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS

By:	/S/ RUSSELL OTTS
Name:	Russell Otts
Title:	Director

By:	/S/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/S/ HUGH FERGUSON
Name:	Hugh Ferguson
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By:	/S/ PETER L. SEFZIK
Name:	Peter L. Sefzik
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.

By:	/S/ GARY R. MARTZ
Name:	Gary R. Martz
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, N.A.

By:	/S/ PETER SHEN
Name:	Peter Shen
Title:	Assistant Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS CAPITAL CORP.

By:	/S/ DEIRDRE SANBORN
Name:	Deirdre Sanborn
Title:	Director

By:	/S/ ILENE FOWLER
Name:	Ilene Fowler
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/S/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:	/S/ ELENA ROBCIUC
Name:	Elena Robciuc
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/S/ TYLER FAUERBACH
Name:	Tyler Fauerbach
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/S/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

By:	/S/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A.

By:	/S/ JONATHAN BIGELOW
Name:	Jonathan Bigelow
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ JONATHAN R. RICHARDSON
Name:	Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1(A)

Variable Pricing and Fees Based on Leverage Ratio

Level	Leverage Ratio	Euro-Rate Margin (Loan)	Base Rate Margin (Loan)	Commitment Fee	Applicable Letter of Credit Fee
I	Less than or equal to 3.00 to 1.00	1.750%	0.250%	0.200%	1.750%

II	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	2.000%	0.500%	0.250%	2.000%

III	Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	2.250%	0.750%	0.300%	2.250%

IV	Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.500%	1.000%	0.375%	2.500%

V	Greater than 4.50 to 1.00	2.750%	1.250%	0.375%	2.750%

Any change in the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate shall be based upon the financial statements and compliance certificates provided pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements] and shall become effective on the date such financial statements are due in accordance with Section 7.3.3 [Certificate of the Borrower]. Notwithstanding anything to the contrary contained herein, the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate during the period beginning with the Closing Date and ending upon receipt of the December 31, 2008 compliance certificate shall not be less than the percentage margins applicable to Level III as indicated in the pricing grid on Schedule 1.1(A) above.

If, as a result of any restatement of or other adjustment to the financial statements of the Loan Parties or for any other reason, the Loan Parties or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent for the account of the applicable Lenders, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, automatically and without further action by the Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Agent, or any Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 3.3 [Interest After Default] or 8 [Default]. The Loan Parties’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.